EQUITY	12 Months Ended
Dec. 31, 2022
EQUITY
EQUITY

16.   EQUITY

Common Shares

The Company’s authorized share capital includes an unlimited number of common shares with no par value. As at December 31, 2022, Agnico Eagle’s issued common shares totaled 457,160,104 (December 31, 2021 – 245,435,804), of which 694,808 common shares are held in trusts as described below (2021 — 433,947).

The common shares held in trusts relate to the Company’s RSU plan, PSU plan and a Long Term Incentive Plan (“LTIP”) for certain employees of the Partnership and CMC. The trusts have been evaluated under IFRS 10 - Consolidated Financial Statements and are consolidated in the accounts of the Company, with shares held in trust offset against the Company’s issued shares in its consolidated financial statements. The common shares purchased and held in trusts are excluded from the basic net income per share calculations until they have vested. All of the non-vested common shares held in trusts are included in the diluted net income per share calculations, unless the impact is anti-dilutive.

On April 28, 2022, the Company received approval from the Toronto Stock Exchange to establish an NCIB. The Company has authorized purchases under the NCIB of the lesser of (i) 5% of the issued and outstanding common shares on the date of commencement of the NCIB and (ii) such number of common shares that may be purchased for an aggregate purchase price, excluding commissions, of $500.0 million, during the period starting on May 4, 2022 and ending May 3, 2023. During the year ended December 31, 2022, the Company repurchased and cancelled 1,569,620 common shares for $69.9 million at an average price of $44.53 under the NCIB. The book value of the cancelled shares was $55.9 million and was treated as a reduction to common share capital. The portion of the consideration paid for the repurchased shares in excess of their book value, $14.0 million, was treated as a reduction from contributed surplus.

The following table sets out the maximum number of common shares that would be outstanding if all dilutive instruments outstanding as at December 31, 2022 were exercised:

Common shares outstanding at December 31, 2022	456,465,296
Employee stock options	4,976,636
Common shares held in trusts in connection with the RSU plan (Note 17C), PSU plan (Note 17D) and LTIP	694,808
Total	462,136,740

Net Income Per Share

The following table sets out the weighted average number of common shares used in the calculation of basic and diluted net income per share:

	Year Ended December 31,
	2022	2021
Net income for the year - basic and diluted	$670,249	$561,945
Weighted average number of common shares outstanding - basic (in thousands)	437,678	243,708
Add: Dilutive impact of common shares related to the RSU plan, PSU plan and LTIP	738	598
Add: Dilutive impact of employee stock options	117	426
Weighted average number of common shares outstanding - diluted (in thousands)	438,533	244,732
Net income per share - basic	$1.53	$2.31
Net income per share - diluted	$1.53	$2.30

Diluted net income per share has been calculated using the treasury stock method. In applying the treasury stock method, outstanding employee stock options with an exercise price greater than the average quoted market price of the common shares for the period outstanding are not included in the calculation of diluted net income per share as the impact would be anti-dilutive.

For the year ended December 31, 2022, 4,194,765 (2021 — 2,806,786) employee stock options were excluded from the calculation of diluted net income per share as their impact would have been anti-dilutive.